                                  EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                              SUBSIDIARY SCHEDULE
                                FEBRUARY 7, 1997

                                                                                           STATE OF
CORPORATION                                                                                INCORPORATION
-----------                                                                                -------------
A.B.C. Health Equipment Corp.                                                              New York

A-1 Home Health Services, Inc.                                                             Georgia

AdviNet, Inc.                                                                              Delaware

AGI-Camelot, Inc.                                                                          Missouri

AGI-McDonald County Health Care, Inc.                                                      Missouri

Alliance Health Services, Inc.                                                             Delaware

Alliance Home Health Care, Inc.                                                            Connecticut

Amco Medical Service, Inc.                                                                 Texas

American Transitional Care Centers of Texas, Inc.                                          Texas

American Transitional Care Dallas - Fort Worth, Inc.                                       Texas

American Transitional Health Care, Inc.                                                    Delaware

American Transitional Hospitals, Inc.                                                      Delaware

American Transitional Hospitals of Indiana, Inc.                                           Indiana

American Transitional Hospitals of Oklahoma, Inc.                                          Oklahoma

American Transitional Hospitals of Tennessee, Inc.                                         Tennessee

American Transitional Hospitals - Texas Medical Center, Inc.                               Delaware

ATH - Clear Lake, Inc.                                                                     Delaware

ATH - Columbus, Inc.                                                                       Delaware

ATH Del Oro, Inc.                                                                          Texas

ATH Heights, Inc.                                                                          Texas

ATH Oklahoma City, Inc.                                                                    Oklahoma

ATH Tucson, Inc.                                                                           Arizona

Bercy International, Inc.                                                                  California

Beverly Acquisition Corporation                                                            Delaware

                                  EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                        SUBSIDIARY SCHEDULE (CONTINUED)
                                FEBRUARY 7, 1997

                                                                                              STATE OF
CORPORATION                                                                                   INCORPORATION
-----------                                                                                   -------------
Beverly Assisted Living, Inc.                                                                 Delaware

Beverly Enterprises Japan Limited                                                             California

Beverly Enterprises Medical Equipment Corporation                                             California

Beverly Enterprises Rehabilitation Corporation                                                California

Beverly Enterprises - Alabama, Inc.                                                           California

Beverly Enterprises - Arizona, Inc.                                                           California

Beverly Enterprises - Arkansas, Inc.                                                          California

Beverly Enterprises - California, Inc.                                                        California

Beverly Enterprises - Colorado, Inc.                                                          California

Beverly Enterprises - Connecticut, Inc.                                                       California

Beverly Enterprises - Delaware, Inc.                                                          California

Beverly Enterprises - Distribution Services, Inc.                                             California

Beverly Enterprises - District of Columbia, Inc.                                              California

Beverly Enterprises - Florida, Inc.                                                           California

Beverly Enterprises - Garden Terrace, Inc.                                                    California

Beverly Enterprises - Georgia, Inc.                                                           California

Beverly Enterprises - Hawaii, Inc.                                                            California

Beverly Enterprises - Idaho, Inc.                                                             California

Beverly Enterprises -Illinois, Inc.                                                           California

Beverly Enterprises - Indiana, Inc.                                                           California

Beverly Enterprises - Iowa, Inc.                                                              California

Beverly Enterprises - Kansas, Inc.                                                            California

Beverly Enterprises - Kentucky, Inc.                                                          California

Beverly Enterprises - Louisiana, Inc.                                                         California

                                  EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                        SUBSIDIARY SCHEDULE (CONTINUED)
                                FEBRUARY 7, 1997

                                                                                              STATE OF
CORPORATION                                                                                   INCORPORATION
-----------                                                                                   -------------
Beverly Enterprises - Maine, Inc.                                                             California

Beverly Enterprises - Maryland, Inc.                                                          California

Beverly Enterprises - Massachusetts, Inc.                                                     California

Beverly Enterprises - Michigan, Inc.                                                          California

Beverly Enterprises - Minnesota, Inc.                                                         California

Beverly Enterprises - Mississippi, Inc.                                                       California

Beverly Enterprises - Missouri, Inc.                                                          California

Beverly Enterprises - Montana, Inc.                                                           California

Beverly Enterprises - Nebraska, Inc.                                                          California

Beverly Enterprises - Nevada, Inc.                                                            California

Beverly Enterprises - New Hampshire, Inc.                                                     California

Beverly Enterprises - New Jersey, Inc.                                                        California

Beverly Enterprises - New Mexico, Inc.                                                        California

Beverly Enterprises - North Carolina, Inc.                                                    California

Beverly Enterprises - North Dakota, Inc.                                                      California

Beverly Enterprises - Ohio, Inc.                                                              California

Beverly Enterprises - Oklahoma, Inc.                                                          California

Beverly Enterprises - Oregon, Inc.                                                            California

Beverly Enterprises - Pennsylvania, Inc.                                                      California

Beverly Enterprises - Rhode Island, Inc.                                                      California

Beverly Enterprises - South Carolina, Inc.                                                    California

Beverly Enterprises - Tennessee, Inc.                                                         California

Beverly Enterprises - Texas, Inc.                                                             California

Beverly Enterprises - Utah, Inc.                                                              California


                                  EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                        SUBSIDIARY SCHEDULE (CONTINUED)
                                FEBRUARY 7, 1997

                                                                                              STATE OF
CORPORATION                                                                                   INCORPORATION
-----------                                                                                   -------------
Beverly Enterprises - Vermont, Inc.                                                           California

Beverly Enterprises - Virginia, Inc.                                                          California

Beverly Enterprises - Washington, Inc.                                                        California

Beverly Enterprises - West Virginia, Inc.                                                     California

Beverly Enterprises - Wisconsin, Inc.                                                         California

Beverly Enterprises - Wyoming, Inc.                                                           California

Beverly - Bella Vista Holding, Inc.                                                           Delaware

Beverly Funding Corporation                                                                   Delaware

Beverly Health and Rehabilitation Services, Inc.                                              California

Beverly Holdings I, Inc.                                                                      Delaware

Beverly Indemnity, LTD.                                                                       Vermont

Beverly Managed Care, Inc.                                                                    Delaware

Beverly Manor Inc. of Hawaii                                                                  California

Beverly Manor Inc. of Phoenix                                                                 California

Beverly - Missouri Valley Holding, Inc.                                                        Delaware

Beverly Real Estate Holdings, Inc.                                                            Delaware

Beverly REMIC Depositor, Inc.                                                                 California

Beverly - Rapid City Holding, Inc.                                                            Delaware

Beverly Savana Cay Manor, Inc.                                                                California

Brownstone Pharmacy, Inc.                                                                     Connecticut

Columbia Valley Nursing Home, Inc.                                                            Ohio

Commercial Management, Inc.                                                                   Iowa

Computran, Inc.                                                                               Oregon

Continental Care Centers of Council Bluffs, Inc.                                              Iowa

                                  EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                        SUBSIDIARY SCHEDULE (CONTINUED)
                                FEBRUARY 7, 1997

                                                                                              STATE OF
CORPORATION                                                                                   INCORPORATION
-----------                                                                                   -------------
DD Wholesale, Inc.                                                                            Massachusetts

Dunnington Drug, Inc.                                                                         Delaware

Dunnington Rx of Rhode Island, Inc.                                                           Rhode Island

Dunnington Rx Services of Massachusetts, Inc.                                                 Massachusetts

Edgewood Convalescent Hospital                                                                California

Forest City Building, Ltd.                                                                    Missouri

Hallmark Convalescent Homes, Inc.                                                             Michigan

Healthcare Prescription Services, Inc.                                                        Indiana

Home Medical Systems, Inc.                                                                    Delaware

Hospice Preferred Choice, Inc.                                                                Delaware

Hospital Facilities Corporation                                                               California

Insta-Care Holdings, Inc.                                                                     Florida

Insta-Care Pharmacy Services Corporation                                                      Texas

Kenwood View Nursing Home, Inc.                                                               Kansas

Liberty Nursing Homes, Incorporated                                                           Virginia

Matrix Rehabilitation, Inc.                                                                   Delaware

Medical Arts Health Facility of Lawrenceville, Inc.                                           Georgia

Medical Health Industries, Inc.                                                               Delaware

Moderncare of Lumberton, Inc.                                                                 North Carolina

Nebraska City S-C-H, Inc.                                                                     Nebraska

Nursing Home Operators, Inc.                                                                  Ohio

Omni Med B, Inc.                                                                              Connecticut

Peterson Health Care, Inc.                                                                    Florida

Pharmacy Corporation of America                                                               California

                                  EXHIBIT 21.1

                   BEVERLY ENTERPRISES, INC. AND SUBSIDIARIES
                        SUBSIDIARY SCHEDULE (CONTINUED)
                                FEBRUARY 7, 1997

                                                                                              STATE OF
CORPORATION                                                                                   INCORPORATION
-----------                                                                                   -------------
Pharmacy Corporation of America - Massachusetts, Inc.                                         Delaware

Pharmacy Dynamics Group, Inc.                                                                 Florida

Phymedsco, Inc.                                                                               West Virginia

Piedmont No. 1, Inc.                                                                          Missouri

PPI, Inc.                                                                                     New Mexico

Salem No. 1, Inc.                                                                             Missouri

Shastina Properties, Inc.                                                                     California

Shastina Realty, Inc.                                                                         California

South Alabama Nursing Home, Inc.                                                              Alabama

South Dakota - Beverly Enterprises, Inc.                                                      California

Spectra Rehab Alliance, Inc.                                                                  Delaware

Synergos -  North Hollywood, Inc.                                                             California

Synergos - Pleasant Hill, Inc.                                                                California

Synergos - Scottsdale, Inc.                                                                   Arizona

Synergos, Inc.                                                                                California

Taylor County Health Facility, Inc.                                                           Florida

TMD Disposition Company                                                                       Florida

Vantage Healthcare Corporation                                                                Delaware